EQ ADVISORS TRUST

SUPPLEMENT DATED May 22, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This Supplement updates certain information contained in the Prospectus, dated May 1, 2009 of EQ Advisors Trust (“Trust”), regarding certain Portfolios of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

With respect to each Portfolio Matthew P. Ziehl and Raman Vardharaj, are jointly and primarily responsible for the day-to-day management of the Portfolio’s investments. References to Dr. Marc Reinganum and Mark Zavanelli are deleted. The second, third and fourth paragraphs of each Portfolio in the section “Who Manages the Portfolio” are replaced with the following:

Matthew P. Ziehl has been Lead Portfolio Manager of the Portfolio and Raman Vardharaj has been Co-Portfolio manager of the Portfolio since May 2009.

Matthew P. Ziehl has been a Vice President and portfolio manager of Oppenheimer since May 2009. Prior to joining Oppenheimer, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Raman Vardharaj has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the manager, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance Company of America acquired an interest in RS Investment Management Co. LLC.